                                  EXHIBIT 99.2



                                  CERTIFICATION
      PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital SBIC, L.P. (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended May 31, 2003 (the Form10-Q) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





         Dated: May 14, 2003


                                              /s/ Allen F. Grum
                                        --------------------------------
                                    Allen F. Grum, President of Rand Capital
                                                  Corporation
                                 (equivalent of chief executive officer of Rand
                                              Capital SBIC, L.P.)
         Dated: May 14, 2003


                                            /s/ Daniel P. Penberthy
                                       ---------------------------------
                                 Daniel P. Penberthy, Treasurer of Rand Capital
                                                  Corporation
                                 (equivalent of chief financial officer of Rand
                                              Capital SBIC, L.P.)